UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2022
CNX Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center
1000 CONSOL Energy Drive Suite 400
Canonsburg, Pennsylvania 15317

(Address of principal executive offices)
(Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangement of Certain Officers.

On January 26, 2022, the Board of Directors (the “Board”) of the Company approved (i) an increase in the size of the Board from six directors to seven directors and (ii) election of Robert O. Agbede as a director to fill the resulting vacancy, with a term expiring at the Company’s 2022 Annual Meeting of Shareholders, each effective January 26, 2022. Mr. Agbede will serve as a member of the Board’s Compensation Committee, Environmental, Safety and Corporate Responsibility Committee and the Nominating and Corporate Governance Committee.

Mr. Agbede will participate in the Company’s non-employee director compensation program, which is described on pages 24-26 of the Company’s proxy statement for its 2021 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 23, 2021. In connection with his election to the Board, Mr. Agbede will receive a pro-rated annual cash retainer for his Board and committee service and a pro-rated grant of restricted stock units (“RSUs”) with a grant date of January 31, 2022 (“Grant Date”). The RSUs granted to Mr. Agbede generally vest on the one-year anniversary of the Grant Date. In addition, the Company will enter into a customary indemnification agreement with Mr. Agbede.

There are no arrangements or understandings between Mr. Agbede and any other persons pursuant to which he was selected as a director of the Company. Mr. Agbede does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Agbede to the Board is attached hereto as Exhibit

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release of CNX Resources Corporation, dated January 26, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CNX RESOURCES CORPORATION

By: /s/ Alexander J. Reyes
Alexander J. Reyes
Executive Vice President, General Counsel and Corporate Secretary

Dated: January 26, 2022